EXHIBIT 10.19

Amendment No. 3 to
Master Services Agreement

The Master Services Agreement, dated as of December 31, 2018, between Juniper Networks, Inc., (“Customer”) and International Business Machines Corporation (“Provider”), as previously modified by Change Orders (the “Agreement”), is hereby amended as set forth in this amendment (“Amendment No. 3”), effective as of December 18, 2020 (the “Amendment Effective Date”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Customer and Provider hereby agree as follows as of the Amendment Effective Date:

1.INTRODUCTION

a.The Parties have discussed certain updates to IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country and Appendix A to Infrastructure Fees Spreadsheet to Exhibit 2 – Fees for Local Services by Country relating to locations and circuit charges as set forth in this Amendment No.3; and

b.The Parties have determined the following:

2.GENERAL

a.The Agreement, as amended by this Amendment No. 3, sets forth the entire agreement and understanding of the Parties with respect to the matters set forth herein and therein, and supersedes all prior negotiations, agreements, arrangements, and undertakings with respect to the matters set forth herein and therein. No representations, warranties, or inducements have been made to any Party concerning the matters set forth in this Agreement, as amended by this Amendment No. 3, other than the representations, warranties, and covenants contained and memorialized in the Agreement, as amended by this Amendment No. 3.

b.In the event of a conflict or inconsistency between the terms of this Amendment No. 3 and those in the Agreement, the terms of this Amendment No. 3 shall control and govern.

3.CHANGES TO IBM JUNIPER LSAS – EXHIBIT 2 – FEES FOR LOCAL SERVICES BY COUNTRY

“IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country, 6.26.2020” to the Agreement is hereby deleted in its entirety and replaced with the attached “IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country, 12.8.2020” to the Agreement.

4.CHANGES TO APPENDIX A TO INFRASTRUCTURE FEES TO EXHIBIT 2 – FEES FOR LOCAL SERVICES BY COUNTRY

“Appendix A to Infrastructure Fees to Exhibit 2 - Fees for Local Services by Country, 6.26.2020” to the Agreement is hereby deleted in its entirety and replaced with the attached “Appendix A to

Infrastructure Fees Spreadsheet to Exhibit 2 - Fees for Local Services by Country, November 18, 2020” to the Agreement.

5.LIST OF AMENDMENT NO. 3 ATTACHMENTS

The following documents are attached to, and form a part of, this Amendment No. 3 and the Agreement:

a.IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country, 12.8.2020.

b.Appendix A to Infrastructure Fees Spreadsheet to Exhibit 2 – Fees for Local Services by Country, November 18, 2020.

Except for the modifications set forth above, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT NO. 3 AND AGREES TO BE BOUND BY THE TERMS HEREOF.

JUNIPER/IBM CONFIDENTIAL
AMENDMENT NO. 3

JUNIPER/IBM CONFIDENTIAL
AMENDMENT NO.3

IN WITNESS WHEREOF, Customer and Provider each has caused this Amendment No. 3 to the Agreement to be signed and delivered by its duly authorized officer.

JUNIPER NETWORKS, INC.	INTERNATIONAL BUSINESS MACHINES CORPORATION
Signed: /s/ Meredith McKenzie	Signed: /s/ Scott Anderson
Name (print): Meredith McKenzie	Name (print): Scott Anderson
Title: Vice President & Deputy General Counsel	Title: Client Partner Executive
Date: December 18, 2020	Date: December 18, 2020

Juniper Networks Legal Department
/s/ Emily Chang
Approved As To Form
Emily Chang

JUNIPER/IBM CONFIDENTIAL
Signature Page to Amendment No. 3
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